Exhibit 1.1

K. HOVNANIAN ENTERPRISES, INC.,
as Issuer
HOVNANIAN ENTERPRISES, INC.
and Certain of its Subsidiaries,

as Guarantors

$215,000,000 6 ½% Senior Notes due 2014

UNDERWRITING AGREEMENT

October 20, 2003

CREDIT SUISSE FIRST BOSTON LLC

As Representative of the Several Underwriters,

Eleven Madison Avenue

New York, N.Y. 10010-3629

Ladies and Gentlemen:

1. Introductory. K. Hovnanian Enterprises, Inc., a California corporation (the “Company”), proposes to issue and sell $215,000,000 principal amount of its 6½% Senior Notes due 2014 (the “Securities”) to be guaranteed (collectively, the “Guarantees”) by Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), and the subsidiary guarantors listed on Schedule A hereto (together with Hovnanian, the “Guarantors”), to be issued under an indenture, to be dated as of the Closing Date (as defined in Section 3 hereof) (the “Base Indenture”), among the Company, Hovnanian and Wachovia Bank, National Association, as Trustee (the “Trustee”), as supplemented by that certain the First Supplemental Indenture, among the Company, Hovnanian, the other Guarantors and the Trustee, dated as of the Closing Date (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Company hereby agrees with the several Underwriters named in Schedule B hereto (the “Underwriters”), for whom you are acting as Representative (the “Representative,” which term, if the Underwriters are the same as the Representative, shall be deemed to refer to the Underwriters), as follows:

2. Representations and Warranties of the Company and Hovnanian.  Each of the Company and Hovnanian represent and warrant to, and agree with, the several Underwriters that:

(a) A registration statement on Form S-3 (No. 333-106761) relating to the Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), has been declared effective under the Act and is not proposed to be amended in connection with the issuance and sale of the Securities pursuant to this Agreement. For purposes of this Agreement, “Effective Date” means the “effective date of the registration statement” (within the meaning of Rule 158(c) under the Act) of the Registration Statement or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement. Such registration statement, as amended at the Effective Date, including all material incorporated by reference therein, is hereinafter referred to as the “Registration Statement.” The form of prospectus, as supplemented relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) (“Rule 424(b)”) under the Act and Section 5(a) hereof, including all material incorporated by reference in such prospectus and as supplemented, is hereinafter referred to as the “Prospectus.” As of the Effective Date, the Company was eligible to use Form S-3 under the Act. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.  No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or Hovnanian, shall be contemplated by the Commission.

(b) (i) On the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939 (the “Trust Indenture Act”) and the rules and regulations of the Commission under the Act (“Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading except that the foregoing does not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representative, if any, specifically for use therein.

(c) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission and except as otherwise subsequently disclosed therein, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations of the Commission thereunder and, when read together and with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

(d) Each of the Company, Hovnanian and its subsidiaries has been duly incorporated or organized, is validly existing as a corporation, limited liability company, limited partnership, or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization and has the corporate (or equivalent) power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation, limited liability company, limited partnership, or partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Hovnanian and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(e) All outstanding shares of capital stock of the Company and Hovnanian have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

(f) All of the outstanding shares of capital stock of each of Hovnanian’s subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Hovnanian, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a “Lien”).

(g) This Agreement has been duly authorized, executed and delivered by the Company, Hovnanian and each other Guarantor.

(h) Each of the Base Indenture and the Supplemental Indenture has been duly authorized by the Company and each of the Guarantors that is a party thereto and as of the Closing Date, the Base Indenture and the Supplemental Indenture will have been validly executed and delivered by the Company and each of the Guarantors that is a party thereto.  When the Base Indenture and the Supplemental Indenture have been duly executed and delivered by the Company and each of the Guarantors that is a party thereto, and, assuming that each of the Base Indenture and Supplemental Indenture is a valid and binding obligation of the Trustee, each of the Base Indenture and the Supplemental Indenture will be a valid and binding agreement of the Company and each Guarantor that is a party thereto, enforceable against the Company and each Guarantor in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(i) The Indenture has been duly qualified under the Trust Indenture Act with respect to the Securities; the Securities have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company.  When the Securities have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.  On the Closing Date, the Securities will conform as to legal matters to the descriptions thereof contained in the Prospectus.

(j) The Guarantees to be endorsed on the Securities by the Guarantors have been duly authorized by each Guarantor and, on the Closing Date, will have been duly executed and delivered by each Guarantor.  When the Securities have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.  On the Closing Date, the Guarantees to be endorsed on the Securities will conform as to legal matters to the description thereof contained in the Prospectus.

(k) None of the Company, Hovnanian or any of their subsidiaries is in violation of its respective charter or by-laws or applicable organizational documents, as the case may be, or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, or Hovnanian and its subsidiaries, taken as a whole, to which the Company, Hovnanian or any of its subsidiaries is a party or by which the Company, Hovnanian or any of its subsidiaries or their respective property is bound.

(l) The execution, delivery and performance of this Agreement, the Securities, the Guaranties and the Indenture by the Company and each of the Guarantors, as applicable, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not  (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such consents as have been obtained under the Act, and the Trust Indenture Act and except as may be required under securities or Blue Sky laws of the various states),  (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any Guarantor or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company or Hovnanian and its subsidiaries, taken as a whole, to which the Company or the Guarantors is a party or by which the Company or the Guarantors or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Hovnanian or any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company, Hovnanian or any of its subsidiaries is a party or by which the Company, Hovnanian or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company, Hovnanian or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization;

(m) There are no legal or governmental proceedings pending or threatened to which the Company, Hovnanian or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

(n) Except as disclosed in the Prospectus, neither the Company, Hovnanian nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), any provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(o) Except as disclosed in the Prospectus, each of the Company, Hovnanian and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an “Authorization”) of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect.  Each such Authorization is valid and in full force and effect and each of the Company, Hovnanian and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

(p) The accountants, Ernst & Young LLP, that have certified the financial statements incorporated by reference in the Prospectus are independent public accountants with respect to the Company and the Guarantors,  as required by the Act and the 1934 Act.

(q) The historical financial statements, together with related notes, incorporated by reference in the Prospectus and the Registration Statement (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of Hovnanian and its subsidiaries on the basis stated in the documents incorporated by reference in the Prospectus and the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth or incorporated by reference in the Prospectus and Registration Statement (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of Hovnanian; and the historical financial statements, together with related notes incorporated by reference in the Prospectus and Registration Statement (and any amendment or supplement thereto) meet the requirements of the Rules and Regulations promulgated under the Act and the 1934 Act.

(r) The Company and Hovnanian are not and, after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Prospectus, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(u) No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company or Hovnanian that it is considering (i) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (ii) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or Hovnanian.

(v) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company, or Hovnanian and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company, Hovnanian or any of its subsidiaries and (iii) neither the Company, Hovnanian nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

(w) As of the date of this Agreement and as of the Closing Date, each of K. Hovnanian Winward Homes, L.L.C., K. Hovnanian Summit Homes of Pennsylvania, L.L.C., Washington Homes at Renaissance Plaza, L.L.C. and Paddocks, L.L.C. are and will be “Unrestricted Subsidiaries” as that term is defined under each indenture to which the Company and the Guarantors are a party, and such subsidiaries taken together are not and will not be as of the date of this Agreement and as of the Closing Date material to the results of operations of Hovnanian and its subsidiaries considered as a single enterprise.

3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, the Guarantors agree to guarantee the Securities and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of 99.08% of the principal amount thereof, the respective principal amounts of Securities set forth opposite the names of the Underwriters in Schedule B hereto.

The Company will deliver against payment of the purchase price by the Underwriters the Securities in the form of one or more permanent Global Securities in definitive form (“Global Securities”) deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Securities shall be made by the Underwriters in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representative drawn to the order of K. Hovnanian Enterprises, Inc. or as the Company specifies at the office of Davis Polk & Wardwell at 10:00 A.M., (New York time), on November 3, 2003, or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the “Closing Date,” against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office of Davis Polk & Wardwell at least 24 hours prior to the Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

5. Certain Agreements of the Company and Hovnanian.  The Company and Hovnanian agree with the several Underwriters that:

(a) Hovnanian will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (2) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement) (or, if applicable, subparagraph (5)). The Company or Hovnanian will advise the Representative promptly of any such filing pursuant to Rule 424(b).

(b) The Company or Hovnanian will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplement without the Representative’s consent (such consent not to be unreasonably withheld); and the Company or Hovnanian will also advise the Representative promptly of the effectiveness of any amendment or supplement of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, as it may be amended or supplemented, and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company or Hovnanian will promptly notify the Representative of such event and will promptly prepare and file with the Commission, at the Company’s or Hovnanian’s own expense, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance. Neither the Representative’s consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Hovnanian’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(e) The Company or Hovnanian will furnish to the Representative copies of the Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representative reasonably requests. The Prospectus shall be so furnished as soon as practicable but in no event later than the second business day following the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f) The Company will cooperate with the Underwriters and counsel to the Underwriters in connection with the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Registration Statement and the Prospectus, in any jurisdiction in which it is not now so subject.

(g) So long as any Securities remain outstanding, the Company or Hovnanian will furnish to the Representative and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of the annual report to stockholders for such year; and so long as any Securities remain outstanding, the Company or Hovnanian will furnish to the Representative (i) during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the 1934 Act, as soon as practicable, a copy of each report and any definitive proxy statement of Hovnanian filed with the Commission under the 1934 Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company or Hovnanian as the Representative may reasonably request.

(h) The Company or Hovnanian will pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including any filing fees and other expenses (including fees and disbursements of counsel to the Company and the Guarantors) incurred in connection with qualification of the Securities for sale under the securities or blue sky laws of the various states, any fees charged by investment rating agencies for the rating of the Securities, any travel expenses of the Company’s or any Guarantor’s officers and employees and any other expenses of the Company or the Guarantors in connection with attending or hosting meetings with prospective purchasers of the Securities and expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriters.

(i)  During the period beginning on the date hereof and continuing to and including the date 10 days following the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Securities and the Guarantees (other than (A) the Securities and the Guarantees, (B) commercial paper issued in the ordinary course of business or (C) borrowings under the Company’s $590,000,000 revolving credit facility or any term bank loan agreements), without the prior written consent of the Representative.

6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject to the accuracy when made and on the Closing Date of the representations and warranties on the part of the Company and Hovnanian herein, to the accuracy of the statements of the Company and Guarantor officers made pursuant to the provisions hereof, to the performance by the Company and each Guarantor in all material respects of its respective obligations hereunder and to the following additional conditions precedent:

(a) The Representative shall have received, on a date no later than two calendar days after the date hereof and on the Closing Date, a letter dated such date, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

(b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, Hovnanian or any Underwriter, shall be contemplated by the Commission.

(c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of Hovnanian and its subsidiaries taken as one enterprise that, in the reasonable judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of Hovnanian or the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of Hovnanian or the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that Hovnanian or the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of a majority in interest of the Underwriters including the Representative, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Hovnanian or the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States if, in the reasonable judgment of a majority in interest of the Underwriters including the Representative, the effect of such disruption makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving, the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Underwriters including the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

(d) The Representative shall have received an opinion of Peter S. Reinhart, Esq., Senior Vice President and General Counsel of the Company, dated the Closing Date, substantially to the effect as set forth in Exhibit A.

(e) The Representative shall have received an opinion and a negative assurance statement, dated the Closing Date, of Simpson Thacher & Bartlett LLP, counsel for the Company, substantially to the effect as set forth in Exhibits B-1 and B-2, respectively.

(f) The Representative shall have received from Davis Polk & Wardwell, counsel for the Underwriters, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(g) The Representative shall have received a certificate, dated the Closing Date and signed by J. Larry Sorsby, in his capacity as Executive Vice President and Chief Financial Officer of Hovnanian, (i) confirming the matters set forth in Sections 2(u) and 2(v), (ii) confirming that all the representations and warranties of the Company, Hovnanian and its subsidiaries herein contained are true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date (iii) that, in all material respects, the Company and Hovnanian have complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company and Hovnanian on or prior to the Closing Date, (iv) to his knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

(h) the Representative shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

The Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. The Representative may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

7. Indemnification and Contribution. (a) The Company and the Guarantors will jointly and severally indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or Hovnanian by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representative consists of the information described as such in Section 7(b) hereof.

(b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each Guarantor, their respective directors and officers and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company or the Guarantors may become subject, under the Act or the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or Hovnanian by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter through the Representative consists of the following information in the Prospectus furnished on behalf of each Underwriter through the Representative: the second and third sentences of paragraph five (market-making) and paragraph nine (stabilization transactions) under the caption “Underwriting”; provided, however, that the Underwriters shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s or Hovnanian’s failure to perform its obligations under Section 5(e) of this Agreement.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or 7(b) hereof, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under Section 7(a) or 7(b) hereof except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under Section 7(a) or 7(b) hereof. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) hereof, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(a) or 7(b) hereof (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this Section 7(d). Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 7(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company and the Guarantors under this Section 7 shall be in addition to any liability that the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and each Guarantor and to each person, if any, who controls the Company or any Guarantor within the meaning of the Act or the 1934 Act.

8. Default of Underwriters. If any Underwriter or Underwriters default(s) in its or their obligations to purchase Securities hereunder on the Closing Date and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the aggregate principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, the Representative may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default(s) and the aggregate principal amount of Securities with respect to which such default or defaults occur exceeds 10% of the aggregate principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representative, the Company and Hovnanian for the purchase of such Securities by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, Company and Hovnanian, except as provided in

Section 9 hereof. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

9. Survival of Certain Representations and Obligations. The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, Hovnanian and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company or Hovnanian, the officers or directors of the Company or Hovnanian or any person controlling the Company or Hovnanian, (ii) acceptance of and payment for the Securities hereunder and (iii) termination of this Agreement.  If for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 6(c)(iii), (iv) (only to the extent there is a material suspension or material limitation of trading of securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange), (v), (iv) or (vii), the Company and Hovnanian, jointly and severally, agree to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company and Hovnanian, jointly and severally, shall be liable for all expenses which they have agreed to pay pursuant to Section 5(h) hereof. The Company and Hovnanian, jointly and severally, also agree to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the fees disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, their rights under Section 7 hereof).

10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, NY 10010-3629, fax no. 212-325-8278 and confirmation number 212-538-0661, Attention: Transactions Advisory Group, or, if sent to the Company or any Guarantor, will be mailed, delivered or telegraphed and confirmed to K. Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, fax no. 732-747-6835 and confirmation number 732-747-6835, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 7 hereof will be mailed, delivered or telegraphed and confirmed to such Underwriter as set forth in Exhibit C.

11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

12. Representation of Underwriters. the Representative will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, Hovnanian, the other Guarantors and the several Underwriters in accordance with its terms.

Very truly yours,

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice Pres. & CFO

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice Pres. & CFO

On behalf of each entity named in Schedule A hereto

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice Pres. & CFO

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC

By:	/s/ Eric A. Anderson
Name: Eric A. Anderson
Title: Managing Director

Acting on behalf of themselves and the other several Underwriters.

SCHEDULE A

Guarantors

ALL SEASONS, INC.

ARROW PROPERTIES, INC.

CONDOMINIUM COMMUNITY (BOWIE NEW TOWN), INC.

CONDOMINIUM COMMUNITY (LARGO TOWN), INC.

CONDOMINIUM COMMUNITY (PARK PLACE), INC.

CONDOMINIUM COMMUNITY (QUAIL RUN), INC.

CONDOMINIUM COMMUNITY (TRUMAN DRIVE), INC.

CONSULTANTS CORPORATION

DESIGNED CONTRACTS, INC.

EXC, INC.

FORTIS HOMES, INC.

HOUSING-HOME SALES, INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT ASHBURN VILLAGE, INC.

K. HOVNANIAN AT BALLANTRAE ESTATES, INC.

K. HOVNANIAN AT BARRINGTON, INC.

K. HOVNANIAN AT BELMONT, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BULL RUN, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CEDAR GROVE I, INC.

K. HOVNANIAN AT CEDAR GROVE II, INC.

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT DOMINION RIDGE, INC.

K. HOVNANIAN AT EAST BRUNSWICK VI, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT EXETER HILLS, INC.

K. HOVNANIAN AT FAIR LAKES GLEN, INC.

K. HOVNANIAN AT FAIR LAKES, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HAMPTON OAKS, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOLLY CREST, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT HUNTER ESTATES, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT KLOCKNER FARMS, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LA TROVATA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON II, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH IV, INC.

K. HOVNANIAN AT MAHWAH V, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MAHWAH VIII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN OF METRO DC SOUTH, INC.

K. HOVNANIAN AT MONTCLAIR NJ, INC.

K. HOVNANIAN AT MONTCLAIR, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT P.C. PROPERTIES, INC.

K. HOVNANIAN AT PARK RIDGE, INC.

K. HOVNANIAN AT PEEKSKILL, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT PLAINSBORO III, INC.

K. HOVNANIAN AT PRINCETON, INC.

K. HOVNANIAN AT RANCHO CHRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT RIVER OAKS, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SCOTCH PLAINS, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONEGATE, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT STUART ROAD, INC.

2

K. HOVNANIAN AT SULLY STATION, INC.

K. HOVNANIAN AT SUMMERWOOD, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THE CEDARS, INC.

K. HOVNANIAN AT THE GLEN, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER MERION, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN AT WOODMONT, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN EQUITIES, INC.

K. HOVNANIAN FORECAST HOMES, INC.

K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.

K. HOVNANIAN MARINE, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NB THEATRE, INC.

K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF PISCATAWAY, INC.

3

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN PROPERTIES OF WALL, INC.

K. HOVNANIAN REAL ESTATE INVESTMENT, INC.

KHC ACQUISITION, INC.

KHIP III, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MATZEL & MUMFORD OF DELAWARE, INC.

MCNJ, INC.

MMIP III, INC.

PARTHENON GROUP, INC.

PINE BROOK COMPANY, INC.

QUE CORPORATION

REFLECTIONS OF YOU INTERIORS, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

THE NEW FORTIS CORPORATION

THE SOUTHAMPTON CORPORATION

WASHINGTON HOMES OF WEST VIRGINIA, INC.

WASHINGTON HOMES, INC.

WASHINGTON HOMES, INC. OF VIRGINIA

WESTMINSTER HOMES (CHARLOTTE), INC.

WESTMINSTER HOMES OF TENNESSEE, INC.

WESTMINSTER HOMES, INC.

WH LAND I, INC

WH LAND II, INC.

WH PROPERTIES, INC.

ARBOR WEST, L.L.C.

DULLES COPPERMINE, L.L.C.

K. HOVNANIAN AT 4S RANCH, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

K. HOVNANIAN AT BLOOMS CROSSING, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRENBROOKE, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT CAMDEN I, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

4

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

 K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL CO., L.L.C.

K. HOVNANIAN AT KENT ISLAND, L.L.C.

K. HOVNANIAN AT KINCAID, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, LLC

K. HOVNANIAN AT MANSFIELD II, LLC

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MONROE, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

5

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RIVERBEND II, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

 K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH AMBOY, L.L.C.

K. HOVNANIAN AT SOUTH BANK, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPRING HILL ROAD, L.L.C.

K. HOVNANIAN AT ST. MARGARETS, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN COMPANIES, L.L.C.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN FOUR SEASONS AT HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITION, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

6

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

KHIP, LLC

KINGS COURT AT MONTGOMERY, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT BROOKHILL, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT HERITAGE WOODS, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPARTA, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE MEADOWS, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT CRANBURY KNOLL, L.L.C.

MATZEL & MUMFORD AT FREEHOLD, L.L.C.

MATZEL & MUMFORD AT HERITAGE LANDING, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

MATZEL & MUMFORD AT PHILLIPSBURG, L.L.C.

MATZEL & MUMFORD AT SOUTH BRUNSWICK, L.L.C.

MATZEL & MUMFORD AT WOODLAND CREST, L.L.C.

MMIP, L.L.C.

RIDGEMORE UTILITY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WASHINGTON HOMES OF MARYLAND I, L.L.C.

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

WESTMINSTER HOMES OF SOUTH CAROLINA, L.L.C.

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, LLC

GOODMAN FAMILY OF BUILDERS, L.P.

K. HOVNANIAN OF HOUSTON II, L.P.

K. HOVNANIAN OF HOUSTON, L.P.

M & M INVESTMENTS, L.P.

WASHABAMA, L.P.

7

SCHEDULE B

Underwriter	Principal Amount of Securities

Credit Suisse First Boston LLC	$107,500,000

UBS Securities LLC	53,750,000

Banc of America Securities LLC	16,125,000

PNC Capital Markets, Inc.	16,125,000

Banc One Capital Markets, Inc.	10,750,000

Comerica Securities, Inc.	10,750,000

Total	$215,000,000

Exhibit A

Form of Opinion of Peter S. Reinhart, Esq., Senior Vice President and General Counsel of the Company

(i) Each of the Guarantors that is material is listed on Schedule I hereto (the “Material Subsidiaries”) and each of the Company, Hovnanian and the Material Subsidiaries has been duly incorporated, is validly existing as a corporation, limited partnership, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties.

(ii) Each of the Company, Hovnanian and the Material Subsidiaries is duly qualified and is in good standing as a foreign corporation, limited partnership or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

(iii) All the outstanding shares of capital stock of the Company, Hovnanian and the Material Subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

(iv) The Securities have been duly authorized by the Company.

(v) The Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantees will be valid and binding obligations of each such Guarantor except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(vi) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(vii) Neither the Company, Hovnanian nor any of the Material Subsidiaries is in violation of its respective charter, by-laws or formation or organization documents, as applicable, and, to the best of such counsel’s knowledge after due inquiry, neither the Company, Hovnanian nor any of the Material Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, Hovnanian and its subsidiaries, taken as a whole, to which the Company, Hovnanian or its subsidiaries is a party or by which the Company, Hovnanian or its subsidiaries or their respective property is bound.

(viii) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company, the execution, delivery and performance of this Agreement, the Indenture and the Guarantees by the Guarantors that are parties thereto, the compliance by the Company and the Guarantors with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may have been obtained under the Act and the Trust Indenture Act or as may be required the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, or by-laws or formation or organization documents, as applicable, of the Company, Hovnanian or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, Hovnanian and its subsidiaries, taken as a whole, to which the Company, Hovnanian or its subsidiaries is a party or by which the Company, Hovnanian or its subsidiaries or their respective property is bound, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Hovnanian, any of its subsidiaries or their respective property, (D) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company, Hovnanian or any of its subsidiaries is a party or by which the Company, Hovnanian or any of its subsidiaries or their respective property is bound or (E) result in the suspension, termination or revocation of any Authorization of the Company, Hovnanian or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization; except where the failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction or to have any such Authorization would not, singly or in the aggregate, have a Material Adverse Effect.

(ix) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company, Hovnanian or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

(x) Neither the Company, Hovnanian nor any of its subsidiaries has violated any Environmental Law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(xi) Each of the Company, Hovnanian and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of Hovnanian and its subsidiaries, taken as a whole; each such Authorization is valid and in full force and effect and each of the Company, Hovnanian and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance or the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

(xii) Each document filed pursuant to the 1934 Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements or other financial data included therein as to which such counsel need express no opinion) complied when so filed as to form with the 1934 Act.

In addition, such counsel may state that although such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the 1934 Act documents incorporated by reference or deemed to be incorporated by reference in the Prospectus, and such counsel takes no responsibility therefor, nothing has come to such counsel’s attention that causes such counsel to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements or other financial data derived therefrom contained in, incorporated or deemed incorporated by reference in, or omitted from, the Registration Statement, the Prospectus, the documents incorporated or deemed incorporated by reference in the Prospectus or the Statement of Eligibility of the Trustee on Form T-1).

2

In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the State of New Jersey, to the extent he deems proper and specified in such opinion, upon the opinion of Simpson Thacher & Bartlett LLP, Counsel for the Company.

3

Exhibit B-1

Form of Opinion of Simpson Thacher & Bartlett LLP

(i) The Securities have been duly authorized by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms entitled to the benefits of the Indenture except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii) Assuming the Guarantees have been duly authorized, executed and issued, and assuming due authentication of the Securities by the Trustee and upon payment for and delivery of the Securities in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms and entitled to the benefits of the Indenture except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(iii) The Indenture has (A) been duly qualified under the Trust Indenture Act and (B) been duly authorized, executed and delivered by the Company and the Guarantors and, assuming the Indenture is a valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(iv) This Agreement has been duly authorized, executed and delivered by the Company and Hovnanian.

(v) Neither the Company nor Hovnanian is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(vi) The statements made in the Prospectus under the caption “Description of Notes”, insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

(vii) The statements made in the Prospectus under the caption “Certain U.S. Federal Income Tax Consequences to Non-U.S. Persons,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

(viii) No consent, approval, authorization, order, registration, or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act is required for the issue and sale of the Securities by the Company, the issue of the Guarantees by the Guarantors, and the compliance by the Company and the Guarantors with all of the provisions of this Agreement and the Indenture, except for the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

(ix) The Registration Statement has become effective under the Act and the Prospectus was filed with the Commission on the date specified in such opinion pursuant to Rule 424(b) of the Rules and Regulations and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceedings for that purpose has been instituted or threatened by the Commission.

In rendering such opinion, Simpson Thacher & Bartlett LLP may rely as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware or the Federal Law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of Peter S. Reinhart, Esq., Senior Vice President and General Counsel of the Company.

2

Exhibit B-2

Form of Negative Assurance Statement of Simpson Thacher & Bartlett LLP

Such counsel shall state that although they have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the 1934 Act documents incorporated by reference or deemed to be incorporated by reference in the Prospectus (collectively, the “1934 Act Documents”), and they take no responsibility therefor, except as and to the extent set forth in numbered paragraphs (vi) and (vii) of their opinion letter to you dated the date hereof, nothing has come to such counsel’s attention that causes such counsel to believe that:

(i)  each of the Registration Statement, as of its effective date, and the Prospectus, as of its date, was not, on its face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the 1934 Act Documents, and

(ii)  the Registration Statement (including the 1934 Act Documents on file with the Commission on the effective date of the Registration Statement), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the 1934 Act Documents), as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the 1934 Act Documents.

Exhibit C

Underwriters’ Contact Information

Any notice to an Underwriter pursuant to Section 7 hereof will be mailed, delivered or telegraphed and confirmed to such Underwriter as set forth below:

Credit Suisse First Boston LLC:

Eleven Madison Avenue

New York, N.Y. 10010-3629

Attn: George Fan

Fax: 212-325-8278

Tel: 212-523-0661

UBS Securities LLC:

299 Park Avenue, 36th Floor

New York, N.Y. 10171

Attn: Robert Crowley

Fax: 2120821-5638

Tel: 212-821-4076

Bank of America
214  North Tryon St.
Charlotte, NC 28255

Attn: John Gallo
Fax: 704-387-1937

Tel: 704-388-7183

PNC Capital Markets, Inc.

201 South Tryon Street

Charlotte, NC 28202

Attn: J. Scott Holmes

Fax: 704-372-1138

Tel: 704-342-8426

Banc One Capital Markets, Inc.

1 Bank One Plaza, 8th Floor

Chicago, IL 60670

Mail Code IL1-0701

Attn: Janette Guzman

Fax: 312-732-2655

Tel: 312-732-3471

Comerica Securities, Inc.

MC 2090

201 W. Fort Street, 2nd. Floor

Detroit, MI 48226

Attn: Anthony Caudle

Fax: 313-964-5068

Tel: 313-222-3748